EXHIBIT 10.27

                                  NOTE BTI-6

                         BIOTECHNICA INTERNATIONAL, INC.

                                 Promissory Note

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of Three Million, Two Hundred Sixty Thousand, Eight Hundred and forty-six U.S. Dollars ($3,260,846).

This note replaces and cancels NOTE BTI-0, dated June 30, 1996, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The indebtedness evidenced by this note is subordinated to any and all indebtedness, obligations, and liabilities of BioTechnica International, Inc., hereof to Harris Trust and Savings Bank in the manner and to the extent set forth in that certain Subordination Agreement with said Bank dated June 29, 1994, to which reference is hereby made of a more full statement thereof.

This note covers the period July 1, 1996 through July 1, 1999. This note will be due and payable on July 1, 1999.

The interest rate for each period (July 1 through June 30 of the following year) will be at a rate of five percent per annum (5%).

Interest will be made annually to Limagrain Genetics Corp. on June 20 prior to the end of each annual period.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 22nd day of April, 1997.

BIOTECHNICA INTERNATIONAL, INC.       LIMAGRAIN GENETICS CORP.

/s/ Bruno Carette                     /s/ Emmanuel Rougier
by Bruno Carette, President and COO   by Emmanuel Rougier, President and COO



                                 NOTE BTI-7

                        BIOTECHNICA INTERNATIONAL, INC.

                               Promissory Note
                              (Non-Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of One Million U.S. Dollars ($1,000,000).

This note replaces and cancels NOTE BTI-4, dated December 1, 1996, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The interest rate is five percent per annum (5%). Interest accrued through June 30, 1997 will be paid to Limagrain Genetics Corp. on June 20, 1997. Interest accrued through July 1, 1998 will be paid to Limagrain Genetics Corp. on June 20, 1998. Interest accrued through July 1, 1999 will be paid to Limagrain Genetics Corp. on June 20, 1999.

The term of the note will be for a period of thirty-one (31) months from December 1, 1996 to July 1, 1999.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 22nd day of April, 1997.

BIOTECHNICA INTERNATIONAL, INC.       LIMAGRAIN GENETICS CORP.

/s/ Bruno Carette                     /s/ Emmanuel Rougier
by Bruno Carette, President and COO   by Emmanuel Rougier, President and COO



                                 NOTE BTI-8

                       BIOTECHNICA INTERNATIONAL, INC.

                               Promissory Note
                               (Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of One Million U.S. Dollars ($1,000,000).

This note replaces and cancels NOTE BTI-5, dated December 1, 1996, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The indebtedness evidenced by this note is subordinated to any and all indebtedness, obligations, and liabilities of BioTechnica International, Inc., hereof to Harris Trust and Savings Bank in the manner and to the extent set forth in that certain Subordination Agreement with said bank dated June 29, 1994, to which reference is hereby made of a more full statement thereof.

The interest rate is five percent per annum (5%). Interest accrued through June 30, 1997 will be paid to Limagrain Genetics Corp. on June 20, 1997. Interest accrued through July 1, 1998 will be paid to Limagrain Genetics Corp. on June 20, 1998. Interest accrued through July 1, 1999 will be paid to Limagrain Genetics Corp. on June 20, 1999.

The term of the note will be for a period of thirty-one (31) months from December 1, 1996 to July 1, 1999.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 22nd day of April, 1997.

BIOTECHNICA INTERNATIONAL, INC.       LIMAGRAIN GENETICS CORP.

/s/ Bruno Carette                     /s/ Emmanuel Rougier
by Bruno Carette, President and COO   by Emmanuel Rougier, President and COO